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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2006

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)
                                   92121-1117
                                   (Zip Code)

                                 _______________



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On September 7, 2006, Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "LIGAND"), Seragen, Inc., a Delaware corporation and wholly-owned subsidiary of Ligand (together with Ligand, the "Company"), Eisai Inc., a Delaware corporation ("EISAI INC.") and Eisai Co., Ltd., a Japanese company (together with Eisai Inc., "EISAI"), entered into a Purchase Agreement (the "PURCHASE AGREEMENT") pursuant to which Eisai has agreed to acquire all of the Company's worldwide rights in and to the Company's oncology product line (the "PRODUCT LINE"), including, among other things, all related inventory, equipment, records and intellectual property, and assume certain liabilities as set forth in the Purchase Agreement (collectively, the "Transaction"). The Product Line includes the Company's four marketed oncology drugs: ONTAK, Targretin capsules, Targretin gel and Panretin gel. In addition, Eisai has agreed to offer employment following the closing of the Transaction (the "CLOSING") to certain of the Company's existing employees that support the sale of the Product Line, subject to certain terms and conditions.

              Pursuant to the Purchase Agreement, at Closing, the Company will be paid a $205 million cash payment (the "CLOSING PAYMENT"), $20 million of which will be funded into an escrow account to support any indemnification claims made by Eisai following the Closing, and Eisai will assume certain liabilities. The Closing Payment is subject to adjustment in accordance with the terms of the Purchase Agreement if the value of the Product Line inventory at Closing is less than a pre-determined target value.

              The Purchase Agreement may be terminated by either Eisai or the Company if the Closing has not occurred by December 31, 2006, or upon the occurrence of certain customary matters. In addition, if the Purchase Agreement is terminated under certain circumstances, including a determination by the Company's board of directors to accept an acquisition proposal it deems superior to the Transaction, the Company has agreed to pay Eisai a termination fee of $7.5 million. The Closing is subject to certain customary closing conditions, including, but not limited to, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

              The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement. The Purchase Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

EXHIBIT NUMBER        DESCRIPTION
--------------        --------------------

2.1 Purchase Agreement, by and among Ligand Pharmaceuticals Incorporated, Seragen, Inc., Eisai Inc. and Eisai Co., Ltd., dated as of September 7, 2006*

* Schedules to the Purchase Agreement are not material and have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LIGAND PHARMACEUTICALS INCORPORATED



    Date : September 11, 2006    By:     /S/ WARNER R. BROADDUS
                                        ----------------------
                                 Name:   Warner R. Broaddus
                                 Title:  Vice President, General Counsel &
                                         Secretary

                                  EXHIBIT INDEX



EXHIBIT NUMBER       DESCRIPTION
------------------   --------------------

2.1 Purchase Agreement, by and among Ligand Pharmaceuticals Incorporated, Seragen, Inc., Eisai Inc. and Eisai Co., Ltd., dated as of September 7, 2006*

* Schedules to the Purchase Agreement are not material and have been omitted in reliance on Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.